POWER OF ATTORNEY

     We the undersigned directors and/or officers of U.S. HomeCare Corporation (the "Company"), hereby severally constitute and appoint G. Robert O'Brien, Chief Executive Officer and President and Stephen H. Matheson, Chief Financial Officer, Vice President Finance and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-3 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments) and any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Power of Attorney.

     WITNESS our hands on this 28th day of May, 1996.

By:  /s/Jay C. Huffard                      Chairman of the Board
    ------------------------
    Jay C. Huffard

By:  /s/G. Robert O'Brien                   Chief Executive Officer, President
    ------------------------                and Director (Principal Executive
    G. Robert O'Brien                       Officer)

By:  /s/Stephen H. Matheson                 Vice President Finance and Chief
    ------------------------                Financial Officer (Principal
    Stephen H. Matheson                     Financial and Accounting Officer)

By:  /s/W. Wallace McDowell, Jr.            Director
    ------------------------
    W. Wallace McDowell, Jr.

By:  /s/W. Edward Massey                    Director
    ------------------------
    W. Edward Massey

By:  /s/Shawkat Raslan                      Director
    ------------------------
    Shawkat Raslan

By:  /s/Susan S. Robfogel                   Director
    ------------------------
    Susan S. Robfogel

By:  /s/John R. Gunn                        Director
    ------------------------
    John R. Gunn

By:  /s/Hadley C. Ford                      Director
    ------------------------
    Hadley C. Ford